Events After the End of the Reporting Period	6 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Events after the end of the reporting period
E.4 Events after the end of the reporting period
Acquisition of Tellurian Inc
On 22 July 2024, the Group entered into a definitive agreement to acquire all the issued and outstanding common stock of Tellurian Inc (Tellurian) for a cash payment of approximately
$900 million (the transaction). As part of the agreement, the Group has provided a loan facility of up to $230 million to Tellurian to ensure site activity maintains momentum prior to the completion of the transaction. The loan is secured by a first priority lien over the Tellurian assets, subject to customary exclusions. The latest maturity date of the loan is 15 December 2024 or the date of transaction completion.
The transaction is subject to Tellurian shareholder approval, satisfaction of customary conditions precedent, and is expected to complete in the fourth quarter of 2024. The financial effect of the transaction is still being assessed.
Acquisition of OCI Clean Ammonia Holding B.V.
On 5 August 2024, Woodside entered into a binding agreement to acquire 100% of OCI Clean Ammonia Holding B.V. (OCI) and its Clean Ammonia Project for an
all-cash
consideration of approximately $2.35
billion. The project is under construction and is subject to cost, schedule, and performance guarantees from OCI.
The transaction is subject to OCI shareholder approval, satisfaction of customary conditions precedent, and is expected to complete in the second half of 2024. The financial effect of the transaction is still being assessed.